UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2015

WP GLIMCHER INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-36252 (Commission File Number)	046-4323686 (IRS Employer Identification No.)

180 East Broad Street, Columbus, Ohio 43215

(Address of principal executive offices, including zip code)

(614) 621-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

WP Glimcher Inc. is filing with this Current Report on Form 8-K, as Exhibit 99.1, the unaudited pro forma condensed consolidated financial information for the six months ended June 30, 2015 and the year ended December 31, 2014.

Item 9.01.    Financial Statements and Exhibits.

Exhibit

99.1    Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WP Glimcher Inc.
(Registrant)

Date: August 21, 2015	By:	/s/ Robert P. Demchak
Robert P. Demchak Secretary and General Counsel